UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2026

Columbus Circle Capital Corp III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43112	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle, 24th Floor
New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 792-5600

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CCCTU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCCT	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CCCTW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 8 2026, the registration statement on Form S-1 (File No. 333-296208; the “Registration Statement”) relating to the initial public offering (the “IPO”) of Columbus Circle Capital Corp III (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “Commission”).

On July 10, 2026, the Company consummated its IPO of 23,000,000 units (the “Units”), including 3,000,000 Units issued pursuant to the full exercise by the underwriters of their over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

●	An Underwriting Agreement, dated July 8, 2026, by and between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, and Clear Street LLC, as representatives of the several underwriters (the “Representatives”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated July 8, 2026, by and between the Company and the Representatives, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated July 8, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated July 8, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated July 8, 2026, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated July 8, 2026 (the “Sponsor Private Placement Units Purchase Agreement”), by and between the Company and Columbus Circle 3 Sponsor Corporation LLC, a Delaware limited liability company (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated July 8, 2026 (the “Representatives’ Private Placement Units Purchase Agreement”), by and between the Company and the Representatives, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Letter Agreement, dated July 8, 2026 (the “Letter Agreement”), by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated July 8, 2026, by and between the Company and Cohen & Company, LLC, an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated July 8, 2026 (each, an “Indemnity Agreement”), by and among the Company and each director and executive officer of the Company, a form of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated July 8, 2026, as filed with the Commission on July 9, 2026 (the “Prospectus”) and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Units Purchase Agreement and the Representatives’ Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 665,000 units (the “Private Placement Units”) to the Sponsor and the Representatives, with each Private Placement Unit consisting of one Class A ordinary share and one third of one redeemable Warrant exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $10.00 per Private Placement Unit, or $6,650,000 in the aggregate. Of the 665,000 Private Placement Units, the Sponsor purchased 265,000 Private Placement Units and the Representatives purchased 400,000 Private Placement Units. The Private Placement Units (and underlying securities) are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2026, in connection with the IPO, Garrett Curran, Alberto Alsina Gonzalez, Matthew Murphy and Marc Spiegel (collectively with Gary Quin, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Garrett Curran, Alberto Alsina Gonzalez, Matthew Murphy and Marc Spiegel are independent directors. Effective July 9, 2026, each of Mr. Spiegel, Mr. Alsina Gonzalez and Mr. Curran was appointed to the Board’s Audit Committee, with Mr. Curran serving as chair of the Audit Committee. Mr. Alsina Gonzalez and Mr. Curran were appointed to the Board’s Compensation Committee, with Mr. Alsina Gonzalez serving as chair of the Compensation Committee.

Following the appointment of the Directors, the Board is comprised of three classes. The term of office of the first class of Directors, which consists of Messrs. Alsina Gonzalez and Murphy, will expire at the Company’s first annual general meeting of shareholders. The term of office of the second class of Directors, which consists of Mr. Spiegel and Mr. Curran, will expire at the Company’s second annual general meeting of shareholders. The term of office of the third class of Directors, which consists of Mr. Quin, will expire at the Company’s third annual general meeting of shareholders.

On July 8, 2026, in connection with their appointments to the Board, each Director and the Company’s officers entered into the Letter Agreement as well as an Indemnity Agreement with the Company. Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as Directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the form of indemnity agreement, copies of which are attached as Exhibits 10.5 and 10.7 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 8, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on July 8, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. The description of the Amended and Restated Memorandum and Articles of Association does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $230,000,000 of the proceeds from the IPO and the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Company’s Board may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On July 8, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 10, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 8, 2026, by and between the Company and the Representatives, as representatives of the several underwriters.

1.2	Business Combination Marketing Agreement, dated July 8, 2026, by and between the Company and the Representatives.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated July 8, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, July 8, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated July 8, 2026, by and among the Company and certain security holders.

10.3	Sponsor Private Placement Units Purchase Agreement, dated July 8, 2026, by and between the Company and the Sponsor.

10.4	Representatives’ Private Placement Units Purchase Agreement, dated July 8, 2026, by and between the Company and the Representatives.

10.5	Letter Agreement, dated July 8, 2026, by and among the Company, its officers, directors, and the Sponsor.

10.6	Administrative Services Agreement, dated July 8, 2026, by and between the Company and Cohen & Company, LLC, an affiliate of the Sponsor.

10.7	Form of Indemnity Agreement.

99.1	Press Release, dated July 8, 2026.

99.2	Press Release, dated July 10, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBUS CIRCLE CAPITAL CORP III

	By:	/s/ Gary Quin
		Name:	Gary Quin
		Title:	Chief Executive Officer

Dated: July 10, 2026